May 10, 2019

DREYFUS PREMIER GNMA FUND, INC.

-DREYFUS U.S. MORTGAGE FUND

Supplement to Current Summary Prospectus and Prospectus

At a meeting held on May 6, 2019, the fund's board approved a reduction in the annual rate of management fee payable to The Dreyfus Corporation, the fund's investment adviser, from .60% to .50% of the fund's average daily net assets.  Accordingly, the following information supersedes and replaces any contrary information contained in the sections entitled "Fees and Expenses" in the fund's summary prospectus and "Fund Summary - Fees and Expenses" in the fund's prospectus:

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y	Class Z
Management fees**	.50	.50	.50	.50	.50
Distribution (12b-1) fees	none	.75	none	none	.15
Other expenses (including shareholder services fees)	.48	.55	.33	.23	.21
Total annual fund operating expenses	.98	1.80	.83	.73	.86

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

** Restated to reflect current management fee.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$545	$748	$967	$1,597
Class C	$283	$566	$975	$2,116
Class I	$85	$265	$460	$1,025
Class Y	$75	$233	$406	$906
Class Z	$88	$274	$477	$1,061

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$545	$748	$967	$1,597
Class C	$183	$566	$975	$2,116
Class I	$85	$265	$460	$1,025
Class Y	$75	$233	$406	$906
Class Z	$88	$274	$477	$1,061

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6100STK0519

The following information supplements the information contained in the section entitled "Fund Details - Management" in the fund's prospectus:

Effective May 10, 2019, the fund has agreed to pay Dreyfus a management fee at the annual rate of .50% of the fund's average daily net assets.  A discussion regarding the basis for the board's approving the fund's current management agreement, as amended, with Dreyfus will be available in the fund's semiannual report for the six-month period ending October 31, 2019.  In addition, Dreyfus has agreed, until November 30, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of the fund's Class A, Class C, Class I, Class Y and Class Z shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of ..90%, 1.65%, .65%, .65% and .80%, respectively.  On or after November 30, 2019, Dreyfus may terminate this expense limitation at any time.

6100STK0519